Exhibit 99.1

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “First Amendment”) is made as of December 18, 2014, by and between ROSS AND JAVA DRIVE INVESTORS, LLC, a Delaware limited liability company (“Landlord”), and MERU NETWORKS, INC., a Delaware corporation, (“Tenant”).

RECITALS

A. Landlord and Tenant are now parties to that certain Lease Agreement dated as of April 29, 2010 (the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 43,925 rentable square feet (“Premises”) in a building located at 894 Ross Drive, Sunnyvale, California. The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. The Term of the Lease is scheduled to expire on March 31, 2015.

C. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, extend the Term of the Lease through March 31, 2020 (“First Amendment Expiration Date”).

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Term. The Term of the Lease is hereby extended through the First Amendment Expiration Date.

2.	Base Rent.

a. Annual Increases. Tenant shall continue to pay Base Rent with respect to the Premises as set forth in the Lease through March 31, 2015. Commencing on April 1, 2015, Tenant shall pay Base Rent (in addition to all Additional Rent due under the Lease) in accordance with the schedule below:

Lease Year	Base Rent per RSF per annum	Monthly Basic Rental
4/1/15 – 3/31/16	$24.00	$87,850.00
4/1/16 – 3/31/17	$24.72	$90,485.50
4/1/17 – 3/31/18	$25.46	$93,200.07
4/1/18 – 3/31/19	$26.23	$95,996.07
4/1/19 – 3/31/20	$27.01	$98,875.95

Notwithstanding anything to the contrary contained herein, so long as no Default has occurred under the Lease, Tenant shall not be required to pay Base Rent for the period commencing April 1, 2015, through August 31, 2015. Tenant shall commence paying Base Rent as provided above on September 1, 2015.

b. HVAC Allowance Rent. Commencing on April 1, 2015, and continuing thereafter on the first day of each calendar month during the Term through the First Amendment Expiration Date, in addition to Base Rent, Tenant shall pay to Landlord the amount necessary to fully amortize the HVAC Allowance (as defined below) actually paid to Tenant or Tenant contractor(s) for the HVAC Replacement pursuant to Section 4 in equal monthly payments without interest over a period of 15 years. If Tenant elects to use the full amount of the HVAC Allowance, such monthly payments shall be equal to $1,952.22 per month. If, as of April 15, 2015, the full amount of the HVAC

Allowance has not actually been paid to Tenant (or Tenants contractor(s) for the HVAC Replacement) and all or any remaining unpaid portion of the HVAC Allowance is thereafter actually paid to Tenant or Tenant contractor(s) for the HVAC Replacement, the monthly installments payable by Tenant required to fully amortize the HVAC Allowance shall be adjusted accordingly on a prospective basis.

3.	Tenant Improvement Allowance. After the mutual execution and delivery of this First Amendment by the parties, Landlord shall make available to Tenant a tenant improvement allowance of up to $6.00 per rentable square foot of the Premises, or $263,550 in the aggregate (the “TI Allowance”) for the design, construction and/or installation of non-structural improvements to the Premises desired by and performed by Tenant and which improvements shall be of a fixed and permanent nature (and Landlord and Tenant acknowledge and agree that paint and carpet shall constitute improvements of a fixed and permanent nature), and shall be constructed pursuant to space plans mutually approved by Landlord and Tenant (the “Tenant Improvements”). The TI Allowance shall be available only for the design, construction and/or installation of the Tenant Improvements. Tenant acknowledges that upon the expiration of the Term of the Lease, the Tenant Improvements shall become the property of Landlord and may not at any time be removed by Tenant. The TI Allowance shall not be used to purchase any furniture, personal property or other non-Building system materials or equipment. Except for the TI Allowance, Tenant shall be solely responsible for all of the costs of the Tenant Improvements. Tenant shall obtain all required permits or other governmental approvals, if any, prior to commencing the Tenant Improvements and deliver a copy of the same to Landlord. Tenant shall cause the Tenant Improvements to be completed promptly and in a good and workmanlike manner and in accordance with applicable laws, subject to delays resulting from events not within Tenant’s reasonable control. The contractor(s) for the Tenant Improvements shall be shall be selected by Tenant, subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Prior to the commencement of construction of the Tenant Improvements, Tenant shall deliver to Landlord a copy of its contract(s) with Tenant’s contractor(s), and certificates of insurance from any contractor(s) performing any part of the Tenant Improvements evidencing industry standard commercial general liability, automotive liability, workers’ compensation insurance, and, if generally required by institutional landlords of similar properties in the Sunnyvale area in connection with the type of Tenant Improvements being performed by Tenant pursuant to this Section 3, “builder’s risk” insurance. Tenant shall cause its contractor(s) to provide a certificate of insurance naming Landlord and Landlord’s lender (if any) as additional insureds for the contractor(s)’ liability coverages required above.

During the course of design and construction of the Tenant Improvements, Landlord shall pay Tenant (or, upon Tenant’s written request, pay Tenant contractor(s) for the Tenant Improvements directly) for the cost of the Tenant Improvements once a month against a draw request in the form of an application for payment substantially in the form of AIA G-702 (or its equivalent) covering all work for which disbursement is to be made to a date specified therein, along with invoice(s) for the applicable costs or evidence of payment of the applicable costs and a conditional lien release for each progress payment and an unconditional lien release for the prior month’s progress payment, no later than 30 days following receipt of such draw request. Tenant shall use reasonable effort to deliver to Landlord, within 60 days after the completion of the Tenant Improvements (but in any event prior to any final disbursement of the TI Allowance), the following items: (i) a statement from Tenant setting forth the names of all contractors and subcontractors engaged by Tenant that performed work on the Tenant Improvements and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for the Tenant Improvements (to the extent “as built” plans were prepared in connection with the Tenant Improvements). Within 30 days after Landlord’s receipt of the items listed in the immediately preceding sentence, Landlord shall pay Tenant (or, upon Tenant’s written request, pay Tenant’s contractor’s directly) the final disbursement of the TI Allowance. Notwithstanding the foregoing, if at any time and from time-to-time, the remaining cost of Tenant Improvements exceeds the amount of the TI Allowance, Landlord shall disburse the remaining TI Allowance on a pro rata basis based on the percentage that the TI Allowance bears to the total cost of the Tenant

Improvements and Tenant shall pay the balance. The TI Allowance shall only be available for use by Tenant for the design, construction and/or installation of the Tenant Improvements until April 30, 2016, and any portion of the TI Allowance which has not been requested for disbursement by Tenant in accordance with the terms of this paragraph on or before April 30, 2016, shall be forfeited and shall not be available for use by Tenant.

4.	HVAC Replacement Allowance. After the mutual execution and delivery of this First Amendment by the parties, Landlord shall make available to Tenant a tenant improvement allowance of up to $8.00 per rentable square foot of the Premises, or $329,437.50 in the aggregate (the “HVAC Allowance”) for the replacement of the existing HVAC units serving the Premises (the “HVAC Replacement”) in accordance with the scope of work attached to this First Amendment as Exhibit A (“HVAC Scope of Work”). Tenant acknowledges that upon the expiration of the Term of the Lease, new HVAC units shall become the property of Landlord and may not at any time be removed by Tenant. The HVAC Allowance may be used only for the HVAC Replacement as reflected in the HVAC Scope of Work. Except for the HVAC Allowance, Tenant shall be solely responsible for all of the costs of the HVAC Replacement. Tenant shall coordinate the schedule of the HVAC Replacement with Landlord and Landlord may elect to have its own construction manager present while Tenant performs the HVAC Replacement; provided, however, that Landlord shall not be entitled to a construction management fee in connection with the HVAC Replacement. Landlord shall provide Tenant and its HVAC contractor(s) with reasonable access to the roof and other parts of the Building necessary for said contractor(s) to perform the HVAC Replacement pursuant to the schedule coordinated between Landlord and Tenant. Tenant shall obtain all required permits or other governmental approvals, if any, prior to commencing the HVAC Replacement and deliver a copy of the same to Landlord. Tenant shall cause the HVAC Replacement to be completed promptly and in a good and workmanlike manner and in accordance with applicable laws, subject to delays resulting from events not within Tenant’s reasonable control. The contractor(s) for the HVAC Replacement shall be shall be selected by Tenant, subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Prior to the commencement of the performance of the HVAC Replacement, Tenant shall deliver to Landlord a copy of its contract(s) with Tenant’s contractor(s), and certificates of insurance from any contractor(s) performing any part of the HVAC Replacement evidencing industry standard commercial general liability, automotive liability, workers’ compensation insurance, workers’ compensation insurance, and, if generally required by institutional landlords of similar properties in the Sunnyvale area in connection with the type of HVAC Replacement being performed by Tenant pursuant to this Section 4, “builder’s risk” insurance. Tenant shall cause its contractor(s) for the HVAC Replacement to provide a certificate of insurance naming Landlord and Landlord’s lender (if any) as additional insureds for such contractor(s)’ liability coverages required above.

A preliminary budget for the HVAC Replacement based upon the HVAC Scope of Work is attached to this First Amendment as Exhibit B (“Preliminary HVAC Budget”). Landlord and Tenant acknowledge and agree that the Preliminary HVAC Budget is subject to change. During the course of the performance of the HVAC Replacement, Landlord shall pay Tenant (or, upon Tenant’s written request, pay Tenant’s contractors for the HVAC Replacement directly) for the cost of the HVAC Replacement once a month against a draw request in the form of an application for payment substantially in the form of AIA G-702 (or its equivalent) covering all work for which disbursement is to be made to a date specified therein, along with invoice(s) for the applicable costs (or evidence of payment of the applicable costs) and a conditional lien release for each progress payment and an unconditional lien release for the prior month’s progress payment, no later than 30 days following receipt of such draw request. Tenant shall use reasonable effort to deliver to Landlord, within 60 days after the completion of the HVAC Replacement (but in any event prior to any final disbursement of the HVAC Allowance), a statement from Tenant setting forth the names of all contractors and subcontractors engaged by Tenant that performed work on the HVAC Replacement and final lien waivers from all such contractors and subcontractors, and Landlord shall pay to Tenant (or, upon Tenant’s written request, pay Tenant’s contractor(s) for the HVAC Replacement directly) the final disbursement of the HVAC Allowance within 30 days after

Landlord’s receipt thereof. Notwithstanding the foregoing, if at any time and from time-to-time, the remaining cost of HVAC Replacement exceeds the amount of the HVAC Allowance, Landlord shall disburse the remaining HVAC Allowance on a pro rata basis based on the percentage that the HVAC Allowance bears to the total cost of the HVAC Replacement and Tenant shall pay the balance. The HVAC Allowance shall only be available for use by Tenant for the performance of the HVAC Replacement until the date that is 12 months after the mutual execution and delivery of this First Amendment by the parties, and any portion of the HVAC Allowance which has not been requested by Tenant for disbursement in accordance with the terms of this paragraph by Landlord on or before such date shall be forfeited and shall not be available for use by Tenant.

5.	Option Right. Addendum 1 of the Lease is hereby deleted in its entirety and is void and of no further force or effect and Tenant shall have no further right to extend the Term of the Lease.

6.	No Offsets. Tenant certifies to Landlord that as of the date of this First Amendment, to Tenant’s actual knowledge without duty of inquiry, Tenant does not have any defenses or offsets to payment of rent and performance of its obligations under the Lease as and when the same become due.

7.	Disclosure. For purposes of Section 1938 of the California Civil Code, as of the date of this First Amendment, Tenant acknowledges having been advised by Landlord that the Project has not been inspected by a certified access specialist.

8.	Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this First Amendment and that no Broker brought about this transaction, other than CBRE and Cushman & Wakefield. Landlord and Tenant each hereby agrees to indemnify and hold the other harmless from and against any claims by any Broker, other than CBRE and Cushman & Wakefield, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. Landlord shall be responsible for all commissions due to CBRE and Cushman & Wakefield arising out of the execution of this First Amendment in accordance with the terms of separate written agreements between Landlord, on the one hand, and CBRE and Cushman & Wakefield, on the other hand. Landlord shall indemnify and hold Tenant harmless from and against any claims by CBRE and Cushman & Wakefield arising out of Landlord’s failure to pay to CBRE and Cushman & Wakefield any such commissions due to CBRE and Cushman & Wakefield arising out of the execution of this First Amendment.

9.	Miscellaneous.

a. This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This First Amendment is binding upon and shall inure to the benefit of the parties hereto, and their respective successors and assigns.

c. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

d. Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms and provisions of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the terms and provisions of this First Amendment and the terms and provisions of the Lease, the terms and provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

LANDLORD:	ROSS AND JAVA DRIVE INVESTORS, LLC,
a Delaware limited liability company

	By:	CBRE Global Investors Creative Office
Investments, LLC, a Delaware limited liability company
Its Member

By:
Name:
Title:

TENANT:	MERU NETWORKS, INC.,
a Delaware corporation

By:
Its:

Exhibit A

HVAC Scope of Work

One 55 and one 60 RTU unit

Structural engineer

Fire & Life Safety Systems

Structural work, if necessary

Roof screen

City permit

A-1

Exhibit B

Preliminary HVAC Budget

11/13/2014	55 and 60 Ton RTU Replacment 894 Ross Drive Sunnyvale 43,925 sf

Tasks	Therma	Therma	Special Comments
		cost/sft
55 and 60 RTU units	$262,900.00	$5.99
Structural engineer	$5,000.00	$0.11	estimated
Fire & Life Safety Systems	$2,500.00	$0.06	estimated
Structural work	$25,000.00	$0.57	estimated
Roof screen	$25,000.00	$0.57	estimated
City permit	$7,820.00	$0.18	estimated

Subtotal	$320,400.00	$7.47

General Conditions: Daily Field Supervision Project Management Labor to Maintain Daily Site Clean-Up Bid Alternates / Options from below Liability Insurance (1.25%)
Total General Conditions	$—	$—
Contigency	$23,180.00	$0.53

Total Hard Costs	$343,580.00	$8.00

B-1